METLIFE INVESTORS(R)                                                    INDIVIDUAL                    SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                           VARIABLE ANNUITY                    METLIFE INVESTORS INSURANCE
4100 Newport Place Dr., Ste. 840 o Newport Beach, CA 92660          APPLICATION                             COMPANY OF CALIFORNIA
                                                                                            Policy Service Office: P.O. Box 10366
                                                                                                      Des Moines, Iowa 50306-0366
MetLife Investors Variable Annuity Class A                                                   FOR ASSISTANCE CALL:[800 848-3854]

ACCOUNT INFORMATION

1. ANNUITANT

___________________________________________________________       Social
Name         (First)        (Middle)     (Last)                   Security Number    ________ - ________ - ________

                                                                  Sex [ ] M  [ ] F           Date of Birth  ___/___/____
___________________________________________________________
Address   (Street)    (City)   (State)   (Zip)                    Phone  (____) ________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                  Social
                                                                  Security/Tax ID Number ________ - ________ - ________
___________________________________________________________
Name         (First)        (Middle)     (Last)

                                                                  Sex [ ] M  [ ] F           Date of Birth/Trust ___/___/____

___________________________________________________________
Address   (Street)    (City)   (State)   (Zip)                    Phone (____) ________________________

3. JOINT OWNER
                                                                  Social
___________________________________________________________       Security Number ________ - ________ - ________
     Name            (First)      (Middle)(Last)

                                                                  Sex [ ] M [ ]  F           Date of Birth ___/___/____

___________________________________________________________
Address   (Street)    (City)   (State)   (Zip)                    Phone (_____)_________________________________

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.


_____________________________________________________________________________________________________________________________
Primary Name                Address                 Relationship             Social Security Number        %
                                                                                 -    -
_____________________________________________________________________________________________________________________________
Primary Name                Address                 Relationship             Social Security Number        %
                                                                                 -    -
_____________________________________________________________________________________________________________________________
Contingent Name             Address                 Relationship             Social Security Number        %
                                                                                 -    -
_____________________________________________________________________________________________________________________________
Contingent Name             Address                 Relationship             Social Security Number        %
_____________________________________________________________________________________________________________________________

5. PLAN TYPE                                                      6. PURCHASE PAYMENT
[[X]] NON-QUALIFIED                                               Funding Source of Purchase Payment
QUALIFIED                                                         __________________________________
                                                                  [ ] 1035 Exchange    [ ] Check      [ ] Wire

[ ] 401                                                           Initial Purchase
[ ] 403(b) TSA ROLLOVER*
                                                                  Payment $__________________________________________________
                                                                                Make Check Payable to MetLife Investors

408 IRA* (check one of the options listed below)

Traditional IRA       SEP IRA            Roth IRA                 (Estimate dollar amount for 1035 exchanges,
_______________       _______            ________                 transfers, rollovers, etc.)
[ ] Transfer          [ ] Transfer       [ ] Transfer
[ ] Rollover          [ ] Rollover       [ ] Rollover             Minimum Initial Purchase Payment:
[ ] Contribution      [ ] Contribution   [ ] Contribution           $5,000 Non-Qualified/$2,000 Qualified
     - Year______         - Year______       - Year______

*    THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.

9155 (4/05)                                                                                                      APPVA-505ACA

RIDERS

7. BENEFIT RIDERS (subject to state availability and age restrictions)

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   [LIVING BENEFIT RIDERS (Optional. Only ONE (Lifetime Income Solution or
     GWB) may be elected.)
     [ ] Lifetime Income Solution
     [ ] Guaranteed Withdrawal Benefit (GWB)

2) Death Benefit Riders (Check one. If no election is made, the Principal Protection option will apply).
     [ ]Principal Protection (no additional charge)
     [ ]Annual Step-Up
     [ ]Compounded-Plus

3)   [ ]Earnings Preservation Benefit Rider

4)   [ ]Other _________________________________________]

COMMUNICATIONS

8. TELEPHONE TRANSFER

I (We) authorize MetLife Investors Insurance Company of California (MetLife Investors) or any person authorized by MetLife Investors to accept telephone transfer instructions and/or future payment allocation changes from me (us) and my Registered Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers. MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.

I (We) DO NOT wish to authorize telephone transfers for the following (check
applicable boxes):     [ ] Owner(s)   [ ] Registered Representative/Agent


SIGNATURES

9. FRAUD STATEMENT

NOTICE TO APPLICANT:

[FOR ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, PENNSYLVANIA, TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

FOR NEW JERSEY RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.]

10. SPECIAL REQUESTS

11. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity
contracts?                                                 [ ] Yes [[]]  No

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                       [ ] Yes [[]] No

If "Yes," applicable disclosure and replacement forms must be attached.

12. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of[MetLife Investors Variable Annuity Account Five.]PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



--------------------------------------------------------------------------------

           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         (JOINT OWNER SIGNATURE & TITLE)


--------------------------------------------------------------------------------
                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)


Signed at
           ---------------------------------------------------------------------
                              (City)              (State)


Date
     ---------------------------------------------------------------------------

13. AGENT'S REPORT

Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                       [ ] Yes [[X]] No



--------------------------------------------------------------------------------
                                AGENT'S SIGNATURE



--------------------------------------------------------------------------------
                                      Phone


--------------------------------------------------------------------------------
                             Agent's Name and Number


--------------------------------------------------------------------------------
                            Name and Address of Firm


--------------------------------------------------------------------------------
                  State License ID Number[ (Required for FL) ]



--------------------------------------------------------------------------------
                              Client Account Number

9155 (4/05)                                                        APPVA-505ACA